UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2006

Storm Cat Energy Corporation

 (Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32628	06-1762942
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1125 17th Street, Suite 2310, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 991-5070

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Storm Cat Energy Corporation (“Storm Cat”) previously reported the acquisition by its wholly owned subisidary, Storm Cat Energy (USA) Corporation (“Storm Cat (USA)”), of oil and gas properties from Bill Barrett CBM, L.L.C. on Storm Cat’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 5, 2006 (File No. 001-32628) (the “Initial Current Report”).  This Current Report on Form 8-K/A is being filed to amend the Initial Current Report solely for the purposes of including in the Initial Current Report the financial statements and pro forma financial information required to be filed for the above described transaction in accordance with Item 9.01(a) and 9.01(b) of Form 8-K.

Item 2.01.                                          Completion of Acquisition or Disposition of Assets.

On August 29, 2006, Storm Cat (USA) completed the purchase of oil and gas properties of approximately 25,200 gross acres (approximately 17,000 net acres) located in the Powder River Basin in Sheridan and Campbell Counties, Wyoming, for cash in the amount of approximately US $30.7 million, as previously reported in the Initial Current Report.  The effective date of the transaction was July 1, 2006.  The foregoing description of the acquisition does not purport to be complete, and is qualified in its entirety by reference to the Purchase and Sale Agreement by and between Storm Cat (USA) and a Bill Barrett Corporation subsidiary, Bill Barrett CBM, L.L.C., dated July 17, 2006, which was filed as Exhibit 10.1 to Storm Cat’s Current Report on Form 8-K filed with the Commission on July 21, 2006 (File No. 001-32628).

Storm Cat, through Storm Cat (USA), acquired, as of the effective date, approximately 9.9 Bcf of proved reserves.  Pro forma for the acquisition, Storm Cat will have approximately 19.5 Bcf of proved reserves.  Gas production from the acquired properties is approximately 6,600 Mcf/d, (approximately 3,000 Mcf/d net), of natural gas from 64 producing coal bed natural gas (“CBNG”) wells, 46 of which will be operated by Storm Cat (USA).

Item 9.01.              Financial Statements and Exhibits.

                (a)           Financial statements of businesses acquired.

Audited Statements of Revenues and Direct Operating Expenses for the Year Ended December 31, 2005 and Unaudited Financial Statements for the Six Months Ended June 30, 2006.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of Storm Cat Energy Corporation:

We have audited the accompanying statement of revenues and direct operating expenses of the Powder River Basin properties (the “PRB Acquisition Properties”) acquired by Storm Cat Energy Corporation (“Storm Cat”) from Bill Barrett CBM L.L.C. for the year ended December 31, 2005.  This statement is the responsibility of Storm Cat’s management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The  accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Storm Cat) as described in Note 2 to the statement and is not intended to be a complete  presentation of Storm Cat’s interests in the properties described above.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note 2, of the PRB Acquisition Properties for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Hein & Associates LLP
Hein & Associates LLP

Denver, Colorado
November 14, 2006

Powder River Basin Acquisition Properties

Statement of Revenues and Direct Operating Expenses

(stated in US Dollars and in thousands)

	For the Year	For the Six Months
	Ended	Ended
	December 31, 2005	June 30, 2006
		(Unaudited)

Revenues
Oil and gas	$4,107	$2,676

Direct Operating Expenses
Well operating	855	757
Production taxes	480	310
Total direct operating expenses	1,335	1,067

Revenues in excess of direct operating expenses	$2,772	$1,609

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

1.             OPERATIONS, ORGANIZATION AND BASIS OF PRESENTATION

The accompanying statements represent the revenues and direct operating expenses of the oil and natural gas producing properties acquired by Storm Cat from Bill Barrett CBM L.L.C. on August 29, 2006, effective July 1, 2006 for $30.7 million in cash for the year ended December 31, 2005 and for the six months ended June 30, 2006 (unaudited), respectively.  The properties are referred to herein as the “PRB Acquisition Properties”.

Oil and gas revenues and direct operating expenses relate to Storm Cat’s net revenue interest and net working interest, respectively, in the PRB Acquisition Properties. With respect to the gas sales, the sales method is used for recording revenues.  Under this approach, each party recognizes revenue based on sales actually made regardless of its proportionate share of the related production. The revenue from oil and gas production has been based on historical product prices at the point of sale using the revenue and working interests purchased by Storm Cat.  The effect on revenues of production imbalances is not material.

Direct operating expenses include lease and well repairs, production taxes, maintenance, utilities and other direct operating expenses. During the periods presented, the PRB Acquisition Properties were accounted for as a separate entity.  Certain costs such as depreciation, depletion and amortization, general and administrative expenses, interest expense and corporate taxes were not allocated to the PRB Acquisition Properties.

The accompanying statement for the period ending June 30, 2006 has been prepared in accordance with the Securities and Exchange Commission’s accounting guidelines for the preparation of interim financial information and as discussed in Note 2.  In the opinion of management, the accompanying statement includes all adjustments (consisting of normal and recurring accruals) considered necessary to present fairly unaudited direct revenues and expenses for the six months ended June 30, 2006.  Interim results are not necessarily indicative of the results that may be expected for a full year because of the impact of fluctuations in prices received for oil and natural gas and other factors.

Use of Estimates — The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements.  Accordingly, upon settlement, actual results may differ from estimated amounts.

2.             OMITTED FINANCIAL INFORMATION

Historical financial statements reflecting financial position,  results of operations and cash flows required by  accounting principles generally accepted in the United States of America are not presented as such  information is not readily available on an individual property basis and not meaningful to the PRB Acquisition Properties.  Historically, no allocation of general and administrative, interest, corporate income taxes, accretion of asset retirement obligations, depreciation, depletion and amortization was made to the PRB Acquisition Properties.  Accordingly, the statements are presented in lieu of the financial statements required under Regulation S-X, Rule 3-01.

3.                                       SUPPLEMENTAL DISCLOSURES ON OIL AND GAS EXPLORATION, DEVELOPMENT AND PRODUCTION ACTIVITIES (UNAUDITED)

Reserves —The following table summarizes the net ownership interest in estimated quantities of the proved gas reserves of the PRB Acquisition Properties at December 31, 2005.

Gas (MMcf)

Proved Reserves at January 1, 2005	—

Discoveries	10,973.3

2005 Production	(587.4)

Total Proved Reserves at December 31, 2005 (1)	10,385.9

(1)       Total proved reserves at December 31, 2005 were derived based on company reserve estimates and backing out 2006 net production.

Production volumes January through June 2006 were added back to the above-referenced reserve amounts to arrive at reserve totals at December 31, 2005.

Gas (MMcf)

Proved Reserves as of June 30, 2006	9,871.8

Net Production for the Six Month Period Ended June 30, 2006	514.1

Proved Reserves as of December 31, 2005	10,385.9

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves — The   following table presents the Standardized Measure of Discounted Future Net Cash Flows before future income taxes from proved oil and gas reserves of the PRB Acquisition Properties.  As prescribed by the Financial Accounting Standards Board, the amounts shown are based on prices and costs at December 31, 2005 and assume continuation of existing economic conditions.  A discount factor of 10% was used to reflect the timing of future net cash flow.  Extensive judgments are involved in estimating the timing of production and the costs that will be incurred throughout the remaining lives of the fields.  Accordingly, the estimates of future net cash flows from proved reserves and the present value thereof may not be materially correct when judged against actual subsequent results.  Further, since prices and costs do not remain static, and no price or cost changes have been considered, and future production and development costs are estimates to be incurred in developing and producing the estimated proved oil and gas reserves, the results are not necessarily indicative of the fair market value of estimated proved reserves, and the results may not be comparable to estimates disclosed by other oil and gas producers.

Standardized Measure of Discounted Future Net Cash Flows

As of
December 31, 2005

Future cash flows	$45,832
Future production and development costs	(6,903)

Future net cash flows before discount	38,929
10% discount to present value	(23,972)

Standardized measure, before income taxes, of discounted future net cash flows	$14,957

Change in Standardized Measure of Discounted Future Net Cash Flows

Balance at January 1, 2005	$—

Discoveries	17,729

Production	(2,772)

Ending balance at December 31, 2005	$14,957

(b)           Pro forma financial information.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

UNAUDITED

		PRB Acquisition	Pro Forma	Pro Forma
	Historical	Properties	Adjustments	As Adjusted
		(Note 2)	(Note 3)
REVENUES
Gas	$4,627	$4,107		$8,734
Interest	125	—		125
Total	4,752	4,107		8,859

OPERATING EXPENSES
General and administrative	5,521	—		5,521
Lease operating	3,672	1,335		5,007
Loss on disposition of property	56	—		56
Depletion, depreciation, amortization and asset retirement liability accretion	1,648	—	962	2,610
Impairment	2,125	—		2,125
Loss on foreign currency	98	—		98
Total	13,120	1,335	962	15,417

OPERATING INCOME (LOSS)	(8,368)	2,772	(962)	(6,558)

OTHER EXPENSE (INCOME)
Interest	—	—	3,475	3,475

NET INCOME (LOSS)	$(8,368)	$2,772	$(4,437)	$(10,033)

NET LOSS PER COMMON SHARE— BASIC AND DILUTED	$(0.17)	n/a	n/a	$(0.20)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING—BASIC AND DILUTED	49,107,553	n/a	n/a	49,107,553

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma statement of operations presents the results of operations of Storm Cat for the year ended December 31, 2005 as if the purchase of the PRB Acquisition Properties had occurred on January 1, 2005.

The pro forma information is based on the historical consolidated statement of operations of Storm Cat and the statement of revenues and direct operating expenses of the PRB Acquisition Properties for the year ended December 31, 2005.

The pro forma consolidated statement of operations may not be indicative of the results that actually would have occurred if the acquisition had been effective on the date indicated or which may be obtained in the future.  The pro forma financial statements should be read in conjunction with the historical consolidated financial statements of Storm Cat and the historical statement of revenues and direct operating expenses of the PRB Acquisition Properties.

NOTE 2 - PRO FORMA ADJUSTMENTS

The accompanying pro forma consolidated statement of operations for the year ended December 31, 2005 reflect the following adjustments:

(a)          To record the incremental effect of natural gas and oil sales and the related operating expenses from the properties purchased from Bill Barrett CBM L.L.C.

NOTE 3 - PRO FORMA ADJUSTMENTS

The accompanying pro forma consolidated statements of operations for the year ended December 31, 2005 reflect the following adjustments:

(a)          To record additional depletion expense of $.962 million for the year ended December 31, 2005 under the full cost method of accounting.  The full cost pool depletion rate decreased from $1.97 to $1.82.

To record interest expense based on borrowings to fund the acquisition of the PRB Acquisition Properties.  Annual interest rates of 8.75% for Storm Cat’s Senior Debt and 11.5% for the Bridge Loan were used, which are Storm Cat’s current rates of interest under those facilities.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

UNAUDITED

		PRB Acquisition	Pro Forma	Pro Forma
	Historical	Properties	Adjustments	As Adjusted
		(Note 2)	(Note 3)
REVENUES
Gas	$5,060	$2,676		$7,736
Interest	433	—		433
Total	5,493	2,676		8,169

OPERATING EXPENSES
General and administrative	5,284	—		5,284
Lease operating	2,949	1,067		4,016
Gain on disposition of property	(185)	—		(185)
Depletion, depreciation, amortization and asset retirement liability accretion	1,953	—	822	2,775
Impairment	2,000	—		2,000
Loss on foreign currency	11	—		11
Total	12,012	1,067	822	13,901

OPERATING INCOME (LOSS)	(6,519)	1,609	(822)	(5,732)

OTHER EXPENSE (INCOME)
Recovery of future income tax assset	(731)	—	—	(731)
Interest	424	—	1,738	2,162

NET INCOME (LOSS)	$(6,212)	$1,609	$(2,560)	$(7,163)

NET LOSS PER COMMON SHARE—BASIC AND DILUTED	$(0.09)	n/a	n/a	$(0.11)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING—BASIC AND DILUTED	67,060,208	n/a	n/a	67,060,208

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma statement of operations presents the results of operations of Storm Cat for the nine months ended September 30, 2006 as if the purchase of the PRB Acquisition Properties had occurred on January 1, 2006.

The pro forma information is based on the historical consolidated statement of operations of Storm Cat for the nine months ended September 30, 2006 and the statement of revenues and direct operating expenses of the PRB Acquisition Properties for the six months ended June 30, 2006.  Financial information for the PRB Acquisition Properties is not yet available to Storm Cat for the months of July and August 2006.

The unaudited pro forma consolidated statement of operations may not be indicative of the results that actually would have occurred if the acquisition had been effective on the date indicated or which may be obtained in the future.  The unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements of Storm Cat and the historical statement of revenues and direct operating expenses of the PRB Acquisition Properties.

NOTE 2 - PRO FORMA ADJUSTMENTS

The accompanying unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2006 reflect the following adjustments:

(a)                                  To record the incremental effect of natural gas and oil sales and the related operating expenses from the properties purchased from Bill Barrett CBM L.L.C..

NOTE 3 - PRO FORMA ADJUSTMENTS

The accompanying pro forma consolidated statements of operations for the year ended December 31, 2005 reflect the following adjustments:

(a)                                  To record additional depletion expense of $0.822 million for the six months ended June 30, 2006 under the full cost method of accounting.  The full cost pool depletion rate decreased from $1.99 to $1.79.

(b)                                 To record interest expense based on borrowings to fund the acquisition of the PRB Acquisition Properties for the six months ended June 30, 2006.  Annual interest rates of 8.75% for the Senior Debt and 11.5% for the Bridge Loan were used, which are Storm Cat’s current rates of interest under those facilities.

(d)           Exhibits.

Exhibit No.	Description

10.1

Purchase and Sale Agreement, dated July 17, 2006, by and between Storm Cat Energy (USA) Corporation and Bill Barrett CBM L.L.C. (filed as Exhibit 10.1 to Storm Cat’s Current Report on Form 8-K filed on July 21, 2006 (File No. 001-32628), and incorporated herein by reference).

23.1	Consent of Hein & Associates, Independent Registered Public Accounting Firm.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORM CAT ENERGY CORPORATION

Date: November 15, 2006	By:	/s/ Paul Wiesner
Name: Paul Wiesner
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1

Purchase and Sale Agreement, dated July 17, 2006, by and between Storm Cat Energy (USA) Corporation and Bill Barrett CBM L.L.C. (filed as Exhibit 10.1 to Storm Cat’s Current Report on Form 8-K filed on July 21, 2006 (File No. 001-32628), and incorporated herein by reference).

23.1	Consent of Hein & Associates, Independent Registered Public Accounting Firm.